                             SAN HOLDINGS, INC.
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               SAN HOLDINGS, INC.
.................................................................................
                (Name of Registrant as Specified in its Charter)

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900 W. Castleton Road, Suite 100

Castle Rock, Colorado 80104

NOTICE OF ANNUAL MEETING

April 23, 2002

Dear SANZ Shareholder:

        You are cordially invited to attend the SAN Holdings, Inc. annual meeting of shareholders. It will be held at the Comfort Suites Hotel, 4755 Castleton Way, Castle Rock, Colorado, on Wednesday, June 5, 2002, at 10:00 a.m. local time.

        Our Board of Directors has called the meeting for a shareholder vote on the election of five directors and the ratification of our auditors. At the meeting, management will give a brief report on the company’s operations and direction. I hope you will be able to attend.

        Your proxy card is enclosed. Representation of your shares at the meeting is very important. We urge each shareholder, whether or not you plan to attend the meeting, to promptly return your proxy. If you attend the meeting, you may, if you wish, revoke your proxy and vote in person.

        This proxy statement and accompanying proxy card will be mailed to shareholders commencing approximately April 29, 2002.

Sincerely, /s/ John Jenkins John Jenkins Chairman and Chief Executive Officer

____________________________________________________

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

Wednesday, June 5, 2002, 10:00 a.m., Mountain Time

Comfort Suites Hotel - Castle Rock
4755 Castleton Way, Castle Rock, Colorado 80104

____________________________________________________

        The Board of Directors of SAN Holdings, Inc. is soliciting proxies to be used at the 2002 annual meeting and at any adjournments or postponements thereof. We will pay the costs of this solicitation.

        In addition to this solicitation by mail, our directors and officers may solicit proxies in person, or by telephone, electronic mail, telegram and facsimile. They will not receive any additional compensation for soliciting proxies. However, we will reimburse banks, brokers and others holding shares in their names or the names of the nominees or otherwise, for reasonable out-of-pocket expenses they incurred in sending these proxy materials to the beneficial owners of those shares.

ABOUT THE MEETING

What Matters Will Be Voted On?

        At the meeting, shareholders will be asked to vote upon the following matters:

1.	Electing five directors to terms expiring at the next annual meeting;

2.	Ratification of the appointment of Grant Thornton LLP as our auditors for 2002; and

3.	Any and all other business that properly comes before the meeting or any adjournment of the meeting.

Who Is Entitled to Vote at the Annual Meeting?

        All shareholders who owned our common stock at the close of business on the record date, April 19, 2002, are entitled to receive notice of the annual meeting and to vote the shares they held as of that date at the meeting, and at any postponement or adjournments of the meeting.

What Are the Voting Rights of Shareholders?

        Each outstanding share is entitled to one vote on all matters to be considered.

Who Can Attend the Annual Meeting?

        All shareholders as of the record date, or their duly appointed proxies, may attend the meeting, and one guest may accompany each. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

What Does It Mean If I Receive More Than One Proxy Card?

        It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

What Constitutes a Quorum?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum, which will permit us to conduct the proposed business at the annual meeting. As of April 19, 2002, the record date, 38,438,318 shares of our common stock were issued and outstanding.

        Your shares will be counted as present at the meeting if you are present at the meeting or have properly submitted a proxy.

        Proxies received but marked as abstentions and broker non-votes will be included in the number of shares considered present to establish a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he does not have the authority to do so. If not enough shares are present at the meeting for a quorum or to approve proposals, the meeting may be adjourned to permit further solicitation of proxies.

How do I Vote?

        If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. Street name shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. Even if you plan to attend the annual meeting, your plans may change, so it is a good idea to complete, sign and return your proxy in advance of the meeting.

Can I Vote Electronically?

        If you are a registered shareholder (that is, if you hold your stock in certificate form), Internet voting is not available for this meeting. If your shares are held in street name, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote electronically.

Can I Change My Vote after I Return My Proxy Card?

        Yes. Giving management a proxy does not preclude your right to attend the meeting and vote in person, or to revoke your proxy, in whole or in part, should you so desire. You may revoke your proxy at any time prior to its exercise by:

º	providing notice in writing, no later than June 4, 2002, that the proxy is revoked;
º	presenting to us, no later than June 4, 2002, a later-dated proxy; or
º	attending the meeting and voting in person.

What Are the Recommendations of Our Board of Directors?

        Our Board of Directors’ recommendations are set forth together with the description of each item in this proxy statement. In summary, our Board of Directors recommends a vote:

º	for the election of the five nominated directors (see page 5) and
º	for the proposal to ratify and approve the selection of Grant Thornton LLP as our auditors for 2002 (see page 7).

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What Vote is Required to Approve Each Item?

        Election of Directors. Directors are elected by a plurality vote of shares present at the meeting. This means that the director nominee with the most affirmative votes for a particular slot is elected for that slot, without respect to either broker non-votes or proxies marked “withhold authority.” In an uncontested election of directors, the plurality requirement is not a factor, since the number of candidates is equal to the number of available seats. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Accordingly, a “WITHHOLD AUTHORITY” vote will have the effect of a negative vote.

        Ratification of Auditors. Proposal Two requires that a majority of the votes cast at the meeting be cast “FOR” the proposal. A shareholder may:

º	vote “FOR” the proposal; or
º	vote “AGAINST” the proposal; or
º	“ABSTAIN” with respect to the proposal.

Both broker non-votes and proxies marked “ABSTAIN” will be ignored in the tabulation.

        If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters, and will not be counted in determining the number of shares necessary for approval. However, shares represented by “broker non-votes” will be counted in determining whether there is a quorum.

        Other Matters. As to any other matters that may properly come before the meeting, a majority of the votes cast by shareholders shall be sufficient to approve the matter, unless otherwise required by law, the Articles, or the Bylaws. Management and the Board of Directors know of no other matters to be brought before the meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the meeting and any adjournments or postponements thereof, the proxy holders named in the enclosed proxy intend to vote in their discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

Do I Have any Dissenters’ Rights?

        No. Under Colorado law, dissenters’ rights are not available for these proposals.

Where Can I Find the Voting Results of the Meeting?

        The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-QSB for the second quarter of 2002.

Where Can I Find Additional Information About the Company?

        Our annual report to shareholders for the year ended December 31, 2001 is being mailed to shareholders with this proxy statement. However, it is not incorporated into this proxy statement and is not to be considered a part of the proxy statement or soliciting materials.

COMMON STOCK OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below reflects the number of shares beneficially owned as of April 19, 2002 by:

º	each person or group we believe to be the beneficial owner of more than five percent of our shares;

º	each director;

º	all executive officers required to be named in the Summary Compensation Table; and

º	all directors and executive officers as a group as of April 19, 2002.

Beneficial ownership includes shares represented by all options which are exercisable within 60 days after April 19, 2002.

                                               Amount and Nature of      Percent
Name and Address of Beneficial Owner           Beneficial Ownership      of Class

John Jenkins                                        415,000(1)             1.07%
900 West Castleton Road, Suite 100
Castle Rock, CO  80104

Fred T. Busk, III                                 2,579,887(2)             6.46%
50 Day Street
Norwalk, CT 06854

Brendan T. Reilly                                 4,839,117(3)            12.59%
50 Day Street
Norwalk, CT 06854
Holly J. Burlage                                    370,000(4)                 *
900 West Castleton Road, Suite 100
Castle Rock, CO  80104

Hugh A. O'Reilly                                    903,028(5)             2.30%
50 Day Street
Norwalk, CT 06854

Robert K. Brooks                                    100,000(6)                 *
900 West Castleton Road, Suite 100
Castle Rock, CO  80104

William R. Hipp                                      80,000(6)                 *
900 West Castleton Road, Suite 100
Castle Rock, CO  80104

All executive officers and                        9,287,032               22.45%
  directors as a group (7 persons)

Hollger LLC                                       2,797,209                7.28%
c/o 5 Mile Ventures
95B Rowayton Avenue
Rowayton, CT 06855

Andrew K. Reilly                                  4,839,117               12.59%
7 Extension Street
Newport, RI

_________________

* Less than 1%.

(1)	Includes 100,000 shares underlying an option currently exercisable at $2.25 per share, 40,000 shares underlying a warrant currently exercisable at $.625 per share, and 40,000 shares underlying a warrant currently exercisable at $1.25 per share.

(2)	Includes 150,000 shares underlying an option currently exercisable at $.33 per share and 1,345,677 shares underlying an option currently exercisable at $.625 per share. A total of 1,719,924 of the shares (including shares issuable under options are under a lock-up agreement, pursuant to which 224,247 shares will cease to be restricted on October 1, 2002, and the remaining 1,495,677 shares will cease to be restricted on December 20, 2002.

(3)	Includes 3,629,338 shares which are under a lock-up agreement, of which 403,260 shares will cease to be restricted on October 1, 2002 and the remaining 3,226,078 shares will cease to be restricted on December 20, 2002.

(4)	Includes 10,000 shares underlying an option currently exercisable at $2.25 per share;10,000 shares underlying a warrant currently exercisable at $.625 per share, 10,000 shares underlying a warrant currently exercisable at $1.25 per share; 100,000 shares underlying a warrant currently exercisable at $.81 per share; 100,000 shares underlying a warrant currently exercisable at $.89 per share; and 100,000 shares underlying a warrant currently exercisable at $1.00 per share.

(5)	Includes:200,000 shares underlying an option currently exercisable at $.33 per share; 411,635 shares underlying an option currently exercisable at $.625 per share; and 235,782 shares underlying an option currently exercisable at $.70 per share. A total of 746,395 shares (including shares issuable under options) are under a lock-up agreement, pursuant to which 74,639 shares will cease to be restricted on October 1, 2002 and the remaining 671,756 shares will cease to be restricted on December 20, 2002.

(6)	Includes 5,000 shares underlying an option currently exercisable at $10.82 per share, 15,000 shares underlying an option currently exercisable at $.81 per share, 10,000 shares underlying a warrant currently exercisable at $.625 per share and 10,000 shares underlying a warrant currently exercisable at $1.25 per share.

PROPOSAL ONE:
Election of Directors

        Our bylaws provide that our Board of Directors shall consist of one to seven members, with the exact number to be set by board resolution. Currently, the number of directors is set at five. Each director’s term is for one year or until his successor has been elected and qualified, unless he earlier resigns or is removed. Vacancies on the Board of Directors may be filled by a majority of the remaining members. Directors elected to fill vacancies serve until the next annual meeting of shareholders

        The Board of Directors has nominated its five current members for re-election. Unless you instruct the proxies differently on your proxy card, the proxies will vote for these nominees. We know of no currently proposed nominee for director who is unwilling or unable to serve. If a nominee is unavailable for election, the proxy holders will vote for another nominee proposed by the board.

Directors Nominees

John Jenkins, Age 52, Chairman, CEO and President since November 2000. From January 1995 through June 2000, Mr. Jenkins was CEO, president and a director of TAVA Technologies, Inc., where he led the build-out of a national systems integration business. In 1999, all outstanding TAVA shares were sold in a cash transaction approved by TAVA shareholders. Prior to joining TAVA, he had served as president of Morgan Technical Ceramics, Inc., a wholly-owned subsidiary of Morgan Crucible plc, a diversified industrial products company based in England and publicly-traded on the London stock exchange, and vice president and general manager of the structural ceramic division of Coors Ceramic Company, a subsidiary of Adolph Coors Company. Mr. Jenkins holds a B.S. from the University of Washington and a J.D. from the University of Denver.

Fred T. Busk, Age 35, Chief Operating Officer, Executive Vice President and Director since December, 2001, pursuant to our acquisition agreement with ITIS. Prior to April 2000, when he joined ITIS as its president, Mr. Busk served as president and CEO of the Bank of Bermuda (NY) Limited. He remains a director of The Bank of Bermuda (NY), and is a director of Measurisk LLC and a Trustee of the New York Chapter of the Leukemia Society of America. Mr. Busk graduated with a B.A. in Philosophy and Religion from Colgate University.

Brendan Reilly, Age 36, Chief Technology Officer and Director since December, 2001, pursuant to our acquisition agreement with ITIS. Mr. Reilly, a co-founder of ITIS, spent seven years with EMC Corporation in various capacities, most recently as senior territory manager before founding ITIS. Prior to EMC, he co-founded and operated Veritas International Trading Company, an import-export company conducting East Asian trade for companies such as LL Bean, Starter and Redman. Mr. Reilly earned his undergraduate degree in Business Marketing from Providence College.

Robert K. Brooks, Age 58, Director since June 2000. Mr. Brooks has over 30 years of experience in the information technology industry, having held positions in recruiting, sales and management. In June 1993, he became chairman and managing partner of The Systems Group and Technical Directions, Inc., after it merged with his contract programming, consulting and project management firm. In January 1995, The Systems Group was acquired by ACS Technology Solutions, a wholly owned subsidiary of Affiliated Computer Services, an international IT services company (NYSE:ACS). From June 1995 through December 1999, Mr. Brooks served as senior vice president of Affiliated Computer Services and as executive vice president of ACS Technology Solutions, Inc. Currently, he is a director of Cornus Corporation of Medford, Oregon, a privately held desktop software products company. He received a Bachelor of Science Degree in Psychology from the University of New Mexico.

William R. Hipp,Age 61, Director since June 2000. Mr. Hipp is one of the co-founders of 2M Invest, a venture capital company based in California’s Silicon Valley, and he currently serves as its Managing Partner of US operations. Previously, Mr. Hipp served as president and CEO of RadioMail Corporation (now BlueKite.com), president of Dowty Network Systems and vice president of Hughes Lan Systems (Sytek). He is chairman of the board of directors of Retriever Communications (Australia), BlueKite and I’TeleWeb. Mr. Hipp also is a director of 95Info, a Beijing-based joint venture with the Chinese government, Applied Magic, Cineform and Radiocosm. Mr. Hipp holds an MBA in Finance and Economics from the University of Southern California.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE NOMINEES.

Meetings of The Board and Committees

        The Board of Directors held 10 formal meetings during 2001. No director attended less than 75% of the total number of meetings of the Board of Directors held during his tenure. In addition to formal meetings, the Board acted numerous times during 2001 by unanimous written consent after telephonic discussion among the members.

        On September 10, 2001, the Board of Directors established a compensation committee and an audit committee, each consisting of Mr. Hipp and Mr. Brooks. The audit committee members are independent as defined by the National Association of Securities Dealers’ listing standards. Before that date, our full Board of Directors performed financial oversight functions which now will be undertaken by the audit committee.

        The Board of Directors established a standing nominating committee on January 17, 2002 consisting of Messrs. Hipp, Brooks, Jenkins and Busk. Mr. Hipp is the chairman of this committee.

Section 16(a) Beneficial Reporting Compliance

        Based on a review of filings with the SEC, as well as copies of the reports and written representations we received from directors and officers required to file and their written representations, we believe that during the year ended December 31, 2001, Ms. Burlage filed two late reports on Form 4, and Messrs. Brooks, Hipp and Jenkins filed one late report on Form 4.

PROPOSAL TWO:
Ratification of Appointment of Auditors

        The Board of Directors has appointed Grant Thornton LLP as our independent auditors for the year ending December 31, 2002. Grant Thornton LLP served as our independent auditors for the year ended December 31, 2001. Although law does not require shareholder approval of this appointment or make that approval binding on the Board, we believe that shareholders should be given the opportunity to express their views. If the shareholders do not ratify the appointment of Grant Thornton LLP, the Board will consider this vote in determining whether or not to continue the engagement of Grant Thornton LLP.

        The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Grant Thornton LLP. The ratification must be approved by a majority of the votes cast at the meeting.

        Grant Thornton LLP will be represented at the meeting and will be given to opportunity to make a statement, if they desire to do so. They will also be available to respond to appropriate questions.

        Change in Auditors. Causey Demgen & Moore Inc. served as our independent certified public accountant for the fiscal year ended December 31, 2000. On July 23, 2001, we dismissed Causey, Demgen & Moore Inc. and engaged Grant Thornton LLP as our independent accountants. Our Board of Directors approved these decisions.

        The report of Causey Demgen & Moore Inc. on our financial statements for the year ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified as to audit scope or accounting principles. In connection with the audit for the year ended December 31, 2000, and from December 31, 2000 to July 23, 2001, we did not have any disagreements with Causey Demgen & Moore Inc. on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure.

        Before we engaged Grant Thornton LLP, we did not consult with that firm about any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that they might issue on our financial statements.

        We reported this change of accountants in a Form 8-K Current Report dated July 23, 2001, filed with the Securities and Exchange Commission on July 27, 2001. We requested that Causey Demgen & Moore Inc. review that filing and furnish a letter, addressed to the Commission, containing any new information, clarification, or any respect in which it did not agree with the statements we made in that report. Causey Demgen & Moore Inc.‘s letter, stating that they had read the report and agreed with the disclosure, was filed as an exhibit to the Form 8-K Current Report.

        We initially engaged Causey, Demgen & Moore Inc. on April 20, 2000 as our independent accountants for the year ended December 31, 2000. Skeehan & Company had previously served as our independent auditors. The reports of Skeehan & Company for the fiscal years ended December 31, 1998 and 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified as to audit scope or accounting principles. However, the reports did include a paragraph concerning uncertainties relating to our ability to continue as a going concern. Our Board approved the decision to change accountants.

        In connection with the audits for the years ended December 31, 1998 and 1999, and from December 31, 1999 to April 20, 2000, we had no disagreements with Skeehan & Company on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure.

        We did not consult with Causey, Demgen & Moore, Inc. with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to our financial statements, before we engaged that firm.

        We reported this change of accountants and related information in a Form 8-K Current Report dated April 20, 2000, filed with the Securities and Exchange Commission on April 24, 2000. We requested that Skeehan & Company review the disclosures contained in that filing and furnish us with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respect in which it does not agree with the statements we made in that report. Skeehan & Company’s letter, stating that they had read the report and agreed with the disclosure, was filed as an exhibit to the Form 8-K Current Report.

AUDIT MATTERS

        Audit Fees. Grant Thornton LLP billed us in the aggregate $45,000 for fees for professional services rendered in connection with the audit of our annual financial statements for the year ended December 31, 2001 and reviews of financial statements included in our Forms 10-QSB for 2001. Grant Thornton LLP also billed us $10,000 for assistance with the due diligence review of ITIS Services, Inc. prior to its acquisition in December 2001.

        Audit Committee Report. From January 1 through September 10, 2001, the full Board of Directors undertook the activities and responsibilities later delegated to its audit committee. The audit committee was formed on September 10, 2001 and formally adopted a written charter at a meeting on January 17, 2002.

        The audit functions of the audit committee of the Board of Directors are focused on three areas:

°	the adequacy of the company’s internal controls and financial reporting process and the reliability of the company’s financial statements.

°	the independence and performance of the company’s independent auditors.

°	the company’s compliance with legal and regulatory requirements.

        We meet with management periodically to consider the adequacy of the company’s internal controls and the objectivity of its financial reporting. We discuss these matters with the company’s independent auditors and with appropriate company financial personnel.

        We meet privately with the independent auditors annually, who have unrestricted access to the committee. We also recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management.

        The directors who serve on the committee are all independent from management. That is, the Board of Directors has determined that none of us has a relationship to SANZ that may interfere with our independence from SANZ and its management.

        The Board has adopted a written charter setting out the audit related functions the committee is to perform. You can find a copy of that charter attached to this proxy statement as Appendix A.

        Management has primary responsibility for the company’s financial statements and the overall reporting process, including the company’s system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the company in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

        This year, we reviewed the company’s audited financial statements and met with both management and Grant Thornton LLP, the company’s independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

        We have received from and discussed with Grant Thornton LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from the company. We also discussed with Grant Thornton LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Based on these reviews and discussions, we recommended to the Board that the company’s audited financial statements be included in the company’s Annual Report on Form 10-KSB for the year ended December 31, 2001.

Report submitted by: William R. Hipp Robert K. Brooks

EXECUTIVE OFFICERS

        Biographical information about our executive officers who are not also directors is set forth below.

Holly J. Burlage, Age 38, Senior Vice President of Finance and Treasurer, joined SANZ in February 2001. Ms. Burlage held multiple financial positions with Integrated Security Systems, Inc., a publicly traded security software provider from 1994 until 2001. From 1999 until 2001, she was Executive Vice President and Chief Financial Officer of ISSI. Prior to 1994, Ms. Burlage was Corporate Controller for Signature Home Care Group, Inc. and Controller and Chief accounting officer of National Heritage, Inc., a publicly traded long-term care company. Ms. Burlage holds a B.B.A from Baylor University.

Hugh A. O’Reilly, Age 38, General Counsel and Senior Vice President, Legal and Administration, joined SANZ in December 2001 pursuant to our acquisition agreement with ITIS, where he had served as Senior Vice President – Finance and Administration and General Counsel. Mr. O’Reilly joined ITIS in October 2000. Prior to joining ITIS Services, Mr. O’Reilly was a partner at Nutter, McClennen & Fish LLP, a law firm based in Boston, Massachusetts, where he practiced corporate law for eleven years and served as the primary outside counsel for ITIS. Mr. O’Reilly holds a J.D. from Vanderbilt University and an A.B in English from Dartmouth College.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

        The following table sets forth information regarding compensation paid during the past three fiscal years to our Chief Executive Officer and to any of the four most highly compensated executive officers who earned total salary and bonus in excess of $100,000 per year during the year ended December 31, 2001.

                                                              Long Term
                         Annual Compensation                 Compensation
                         -------------------                 ------------
Name and                                        Annual       Securities      All other
principal                                       Compen-      Underlying      compen-
position         Year    Salary($)   Bonus($)   sation($)  Options/SARs(#)   sation($)
---------        ----    --------    -------    --------   --------------    --------
John Jenkins     2001    $188,469      -0-       $-0-            -0-           -0-
President and
CEO              2000(1)    -0-        -0-      $ 58,230(2)      -0-           -0-
---------------- ------  --------    -------    ----------   -------------   --------
L.W. Buxton
President        2000(1) $210,000(3)   -0-        -0-          80,000(4)       -0-
---------------- ------  --------    -------    ----------   -------------   --------
Louis C. Coppage
President        1999       -0-        -0-        -0-            -0-           -0-
---------------- ------  --------    -------    ----------   -------------   --------
Holly J. Burlage
Vice President   2001       -0-        -0-      $143,175       30,000(5)       -0-
and CFO
================ ====   ===========  =======    ==========   =============   ========
(1)	Mr. Jenkins became CEO and President in November 2000, succeeding Mr. Buxton as President.
(2)	Represents compensation paid pursuant to a consulting agreement before Mr. Jenkins became our employee.
(3)	Represents compensation paid to Mr. Buxton in all positions he held during the year.
(4)	These options are exercisable at $10.00 per share.
(5)	Represents compensation paid pursuant to a consulting agreement.
(6)	These options are exercisable at $2.25 per share.

Option and Stock Appreciation Right Grants Table

        The following table sets forth information regarding the grant of options and stock appreciation rights during the year ended December 31, 2001, to any of our executive officers required to be named in the Summary Compensation Table.

                Number of Securities    Percent of total options/     Exercise or
                Underlying Options/   SARs granted to employees in    base price    Expiration
 Name             SARs granted (#)           fiscal year (%)            ($/Sh)         date
 ----           --------------------  ----------------------------    -----------   ---------
Holly J. Burlage     30,000                 Less than 1%                $2.25         02/28/08

Compensation of Directors

        In September 2001, we granted 15,000 options, exercisable at $.81 per share (the market value on the date of grant), to each of our non-employee directors, Messrs. Brooks and Hipp. We paid no cash compensation to our directors for their services as directors during 2001.

Employment Contracts and Termination of Employment
and Change in Control Arrangements

        We have three year employment agreements with Messrs. Jenkins, Busk, Reilly and O’Reilly which require us to continue paying their salaries for a period of 12 months following termination of employment in the following cases:

°	if the employee terminates his employment within 90 days following change of control events,
°	if the employee terminates his employment due to our material change of his employment conditions; or
°	if we terminate his employment agreement other than for cause.

OTHER MATTERS

        Management and the Board of Directors know of no matters to be brought before the meeting other than as set forth herein. However, if any other matters properly are presented to the shareholders for action at the meeting and any adjournments or postponements thereof, the proxy holders named in the enclosed proxy intend to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

SHAREHOLDER PROPOSALS

        We must receive shareholder proposals by January 2, 2003 to be considered for inclusion in management’s proxy statement and proxy for the 2003 Annual Meeting of Shareholders. We must receive shareholder proposals to be presented at the 2003 Annual Meeting, though not included in our proxy statement, no later than May 6, 2003. Shareholder proposals should be submitted in writing to the attention of the Corporate Secretary.

Appendix A
San Holdings, Inc.
Audit Committee Charter

Organization

This charter governs the operations of the audit committee of SAN Holdings, Inc. The audit committee shall review and assess this charter on at least an annual basis and obtain the approval of the board of directors. The audit committee shall be appointed by the board of directors and shall consist of at least two directors, each of whom is independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company and meet the standards of independence required by the Stock Exchange or any other exchange on which the common stock of SAN Holdings, Inc. is traded. All audit committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the audit committee, and at least one member shall have accounting or related financial management expertise as required by the rules of the Stock Exchange or any other exchange on which the common stock of SAN Holdings, Inc. is traded.

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and the ethics programs as established by the management and the board of directors. In doing so, it is the responsibility of the audit committee to maintain free and open communication between the audit committee, independent auditors, the internal auditors and management of the company. In discharging its oversight role, the audit committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The audit committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The audit committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the audit committee may supplement them as appropriate.

°	The audit committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders. The audit committee and the board shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The audit committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosure required by the Independence Standards Board. Annually, the audit committee shall review and recommend to the board the selection of the Company’s independent auditors.

A-1

°	The audit committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. As to the Company’s internal auditors, the audit committee shall review the quality and staffing of the department. Also, the audit committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to the monitor and manage business risk, and legal and ethical compliance programs. Further, the audit committee shall meet, separately with the independent auditors, with and without management present, to discuss the results of their examinations.

°	The audit committee shall have the option of reviewing the interim financial statements prior to the filing of the Company’s Quarterly Reports on Form 10-Q. The chair of the audit committee may represent the entire committee for the purpose of this review.

°	The audit committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report 10-K (or the annual reports to the shareholders if distributed prior to the filling of 10-K), including their judgment about the quality, not just acceptability, of accounting principals, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the audit committee shall discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards.

A-2

___________________________________________________________________________

PROXY

__________________________________________________________________________

SAN HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints John Jenkins and Holly J. Burlage, and each of them, with full power of substitution, as proxies to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, June 5, 2002, at 10:00 a.m. and at any adjournment or adjournments thereof, upon the following proposals of the Company:

Proposal No. 1 - Election of Directors of the following nominees:
        01 - John Jenkins,             02 - Fred T. Busk         03 - Brendan Reilly
        04 - Robert K. Brooks,     05 - William R. Hipp

        _____    FOR all nominees
        _____   WITHHOLD all nominees
        _____    WITHHOLD authority to vote for any individual nominee (write number(s) of nominee below.)
                        ______________________________________________________________________________________

Proposal No. 2 - Ratification of Appointment of Grant Thornton LLP

                                         For  /   /         Against  /   /         Abstain  /   /

The shares represented hereby will be voted as you specify, but if no specification is made they will be voted for all director nominees and for the other proposals listed above. Unless otherwise specified, this proxy will be voted in accordance with the discretion of the proxies on any other business properly brought before the meeting.

Please mark, date and sign exactly as name appears hereon, including designation as executor, Trustee, etc. if applicable. A corporation must sign in its name by the President or other authorized officer. All co-owners and each joint owner must sign.

RECEIPT OF ANNUAL REPORT AND PROXY STATEMENT HEREBY IS ACKNOWLEDGED

Date: ________________                               _____________________________________
                                                                              Signature(s)

Date: ________________                               _____________________________________
                                                                              Signature(s)

                                                                              Address if different from that on envelope:
                                                                              _____________________________________
                                                                              Street Address

                                                                              _____________________________________
                                                                              City, State and Zip Code

Please check if you intend to
be present at the meeting: ___